UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-3657

DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	02/28/06

ITEM 1.               REPORT TO STOCKHOLDERS

DWS California Tax-Free
Income Fund

(formerly Scudder California Tax-Free Income Fund)

FEBRUARY 28, 2006

Semiannual Report
to Shareholders

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

17 Portfolio Summary

18 Investment Portfolio

30 Financial Statements

34 Financial Highlights

38 Notes to Financial Statements

48 Other Information

49 Investment Management Agreement Approval

53 Account Management Resources

55 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds, and thus the value of the fund, can decline and the investor can lose principal value. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Finally, insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Please read this fund's prospectus for specific details regarding its investments and risk profile. This Fund is closed to new investors. Please refer to the prospectus for further details.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the 5- and 10-year periods shown for Class A shares and during all periods shown for Class B and Class C reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/06
DWS California Tax-Free Income Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	1.34%	4.06%	4.06%	4.83%	5.25%
Class B	1.00%	3.22%	3.30%	4.04%	4.42%
Class C	.98%	3.18%	3.27%	3.98%	4.30%
Lehman Brothers Municipal Bond Index+	.99%	3.87%	4.37%	5.51%	5.80%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/28/06	$ 7.55	$ 7.56	$ 7.50
8/31/05	$ 7.61	$ 7.62	$ 7.56
Distribution Information: Six Months: Income Dividends as of 2/28/06	$ .16	$ .13	$ .13
February Income Dividend	$ .0263	$ .0226	$ .0223
SEC 30-day Yield as of 2/28/06++	3.52%	3.03%	2.99%
Tax Equivalent Yield as of 2/28/06++	5.97%	5.14%	5.07%
Current Annualized Distribution Rate (Based on Net Asset Value) as of 2/28/06++	4.54%	3.90%	3.88%

++ The SEC yield is net investment income per share earned over the month ended February 28, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.84% and 2.92% for Class B and C shares, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 3.71% and 3.81% for Class B and Class C, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 28, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — California Municipal Debt Funds Category as of 2/28/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	54	of	122	44
3-Year	68	of	117	58
5-Year	49	of	96	51
10-Year	32	of	68	45

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS California Tax-Free Income Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/06
DWS California Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,938	$10,761	$12,090	$15,935
	Average annual total return	-.62%	2.48%	3.87%	4.77%
Class B	Growth of $10,000	$10,023	$10,824	$12,091	$15,410
	Average annual total return	.23%	2.68%	3.87%	4.42%
Class C	Growth of $10,000	$10,318	$11,012	$12,154	$15,238
	Average annual total return	3.18%	3.27%	3.98%	4.30%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,387	$11,367	$13,076	$17,581
	Average annual total return	3.87%	4.37%	5.51%	5.80%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the Life of Class period shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 2/28/06
DWS California Tax-Free Income Fund	6-Month*	1-Year	3-Year	Life of Class*
Class S	1.45%	4.14%	4.21%	5.33%
Lehman Brothers Municipal Bond Index+	.99%	3.87%	4.37%	5.57%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Class S shares commenced operations on June 18, 2001. Index returns begin June 30, 2001.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/28/06	$ 7.53
8/31/05	$ 7.59
Distribution Information: Six Months: Income Dividends as of 2/28/06	$ .17
February Income Dividend	$ .0276
SEC 30-day Yield as of 2/28/06++	3.91%
Tax Equivalent Yield as of 2/28/06++	6.63%
Current Annualized Distribution Rate as of 2/28/06++	4.78%

++ The SEC yield is net investment income per share earned over the month ended February 28, 2006, shown as an annualized percentage of the maximum offering price per share on the last business day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 28, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — California Municipal Debt Funds Category as of 2/28/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	48	of	122	40
3-Year	57	of	117	49

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS California Tax-Free Income Fund — Class S [] Lehman Brothers Municipal Bond Index+

Comparative Results as of 2/28/06
DWS California Tax-Free Income Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$10,414	$11,316	$12,770
	Average annual total return	4.14%	4.21%	5.33%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,387	$11,367	$12,876
	Average annual total return	3.87%	4.37%	5.57%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on June 18, 2001. Index returns begin June 30, 2001.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and C shares limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended February 28, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/06	$ 1,013.40	$ 1,010.00	$ 1,009.80	$ 1,014.50
Expenses Paid per $1,000*	$ 4.14	$ 7.53	$ 7.72	$ 3.10
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/06	$ 1,020.68	$ 1,017.31	$ 1,017.11	$ 1,021.72
Expenses Paid per $1,000*	$ 4.16	$ 7.55	$ 7.75	$ 3.11

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	.83%	1.51%	1.55%	.62%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon and Eleanor R. Brennan serve as co-lead portfolio managers of DWS California Tax-Free Income Fund. Matthew J. Caggiano is a portfolio manager. In the following interview, DWS Scudder's municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: Can you characterize conditions in the municipal bond market during the semiannual period ended February 28, 2006?

A: Over the period, both the taxable and municipal bond markets saw weak results. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 0.99% for the six-month period ended February 28, 2006.1 This compared favorably with the broad taxable bond market, which returned -0.11% for the same period, as measured by the Lehman Brothers Aggregate Bond Index.2 Of course, past performance is no guarantee of future results.

1 The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For roughly the first half of the fund's semiannual period, the supply of municipal issues coming to market was relatively heavy, driven in large part by refunding activity as borrowers sought to take advantage of low interest rates. Toward the end of 2005, supply began to drop off, a trend that has prevailed so far in 2006. On the demand side, interest from institutional investors such as insurance companies remained strong. Mutual funds also provided support, and purchases by retail investors began to pick up as well, as municipal yields rose.

The biggest influence on the market's performance over the period was a rising interest rate environment. During the period, the Federal Reserve Board (the Fed) increased the fed funds rate, a benchmark short-term lending rate, on four separate occasions in increments of 0.25%, to its current level of 4.50%. Yields on shorter-term bonds rose along with the Fed's tightening. Long-term interest rates rose as well, although to a lesser degree as expectations for inflation remained in check. Since a bond's yield moves in the opposite direction of its price, this meant that prices of bonds generally fell, with shorter-maturity bonds experiencing the biggest declines.

The overall result of sharply rising short-term yields and more modest increases in long-term yields was that the tax-free yield curve experienced further flattening over the period.3 On the municipal bond curve, yields on two-year issues increased by 51 basis points while bonds with 30-year maturities experienced a yield increase of just 8 basis points, resulting in a total flattening of 43 basis points. (100 basis points equal one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

With respect to credit quality, the trend in the municipal market over the period continued to be in the direction of ratings upgrades, and returns were generally highest among lower-quality issues.

Municipal Bond Yield Curve (as of 8/31/05 and 2/28/06)

Source: Municipal Market Data as of February 28, 2006. For illustrative purposes only; not meant to represent the performance of any DWS Scudder product.

Q: How did DWS California Tax-Free Income Fund perform for the semiannual period ended February 28, 2006?

A: DWS California Tax-Free Income Fund posted a positive return for the six-month period of 1.34% (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance). This return compares with 0.99% for the fund's benchmark, the Lehman Brothers Municipal Bond Index. The fund's Class A shares bested the 0.95% average of its peer group of 122 funds, the Lipper California Debt Funds category.4 (Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

4 The Lipper California Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in California. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper California Debt Funds category. It is not possible to invest in a Lipper category. This category average was 4.04% (122), 4.83% (96) and 5.18% (68) for the 1-, 5- and 10-year periods, respectively, as of February 28, 2006.

Q: How was the fund positioned and how did this positioning impact performance over the period?

A: We do not attempt to predict the direction of interest rates, and instead seek to maintain a neutral duration and corresponding sensitivity to interest-rate changes. While we attempt to maintain a neutral interest-rate posture overall, within this framework we will make judgments about which maturities present the most attractive opportunities. Along these lines, we generally trimmed exposure to long-term bonds during the period, as we did not believe they provided a favorable risk/reward profile. Given the flattening of the yield curve that has occurred, we do not view the modest income advantage currently offered by long-term issues as attractive. We are currently emphasizing bonds with maturities in the 10-15 year range and that are priced to a call. This positioning reflects our assessment of the relative attractiveness from a risk/reward standpoint of different segments of the municipal market. We are somewhat overweight in California state general obligation (GO) bonds, reflecting our constructive outlook for the state's credit profile. This was essentially a neutral factor in terms of performance, as GO spreads versus insured issues were stable over the period.

We maintained the fund's relatively low exposure to airlines and other lower-quality sectors during the period based on the fact that the yield advantage they provided had narrowed substantially. These sectors did outperform somewhat, so our limited exposure to them dampened performance slightly. We continue to view the differences in yield between lower-quality issues and the AAA-rated part of the market as unusually narrow by historic standards, and we believe the fund's positioning will prove helpful to performance over time as spreads return to historical norms.

In addition, the fund utilized instrument positions known as interest rate SWAPs, which allowed us to benefit from the outperformance of the municipal market versus taxable bonds. Finally, we held inverse floaters, instruments with coupons that move in the opposite direction of interest rates. While short-term rates have risen, they are still at relatively low levels, meaning that the income provided by inverse floaters remains attractive.

Q: What is your current assessment of the California municipal bond market?

A: The fiscal health of California continued to improve over the period and the outlook is positive as well. This is reflected in the assessments of the major ratings agencies. The state's general obligation debt is rated A by both Fitch and Standard & Poor's Corporation and A2 by Moody's Investors Service, Inc. California is benefiting from a recovery in its large and broadly diversified economy, and this recovery is beginning to have a corresponding positive impact on the state's tax revenues. While California is still facing significant structural deficits, they are trending downward and the state has sufficient flexibility to finance them. While California's fiscal challenges are likely to continue for some time, we remain positive with respect to the long-term outlook for the state's debt.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation	2/28/06	8/31/05

Revenue Bonds	64%	66%
General Obligation Bonds	19%	18%
US Government Secured	17%	16%
	100%	100%
Quality	2/28/06	8/31/05

AAA	68%	62%
AA	4%	3%
A	9%	13%
BBB	5%	9%
Not Rated	14%	13%
	100%	100%
Effective Maturity	2/28/06	8/31/05

1-9.99 years	79%	78%
10-20 years	18%	22%
Greater than 20 years	3%	—
	100%	100%
Interest Rate Sensitivity	2/28/06	8/31/05

Average Maturity	6.2 years	7.4 years
Duration	5.8 years	6.1 years

Asset allocation, quality, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 85.0%
California 77.1%
ABAG Finance Authority, Stanford Health Systems, ETM, 6.0%, 11/1/2007 (a)	605,000	631,190
Anaheim, CA, Other General Obligation Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2017 (a)	1,455,000	899,088
Series C, Zero Coupon, 9/1/2018 (a)	1,000,000	588,420
Series C, 6.0%, 9/1/2014 (a)	1,000,000	1,160,870
Series C, 6.0%, 9/1/2016 (a)	1,000,000	1,166,100
Series A, 6.0%, 9/1/2024 (a)	3,500,000	4,277,385
Benicia, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2017 (a)	1,735,000	1,074,763
Series A, Zero Coupon, 8/1/2018 (a)	1,510,000	890,462
Beverly Hills, CA, School District General Obligation, Unified School District:
Series A, 5.375%, 8/1/2019	1,000,000	1,102,910
Series A, 5.375%, 8/1/2021	1,230,000	1,356,579
Burbank, CA, School District General Obligation, Unified School District, Series B, Zero Coupon, 8/1/2014 (a)	3,000,000	2,148,510
Cabrillo, CA, County General Obligation Lease, Unified School District, Series A, Zero Coupon, 8/1/2019 (a)	4,000,000	2,244,680
California, Educational Facilities Authority Revenue, University of San Francisco:
6.0%, 10/1/2016 (a)	4,085,000	4,228,220
Prerefunded, 6.0%, 10/1/2016 (a)	2,555,000	2,646,418
California, Electric Revenue, Department of Water Resources and Power Supply:
Series A, 5.375%, 5/1/2021	2,000,000	2,215,860
Series A, 5.375%, 5/1/2022	20,000,000	22,158,600
Series A, 5.875%, 5/1/2016	10,500,000	11,921,910
California, Electric Revenue, Efficiency Financing Authority, 5.5%, 4/1/2017 (a)	1,285,000	1,339,330
California, Higher Education Revenue, 5.25%, 11/1/2019 (a) (b)	3,500,000	3,814,755
California, Higher Education Revenue, Educational Facilities Authority, University of San Diego, Zero Coupon, 10/1/2014 (a)	1,470,000	1,048,213
California, Hospital & Healthcare Revenue, Communities Development Authority, 6.5%, 8/1/2012 (b)	17,085,000	18,476,744
California, Hospital & Healthcare Revenue, Health Facilities Finance Authority:
Series A, Zero Coupon, 10/1/2012 (a)	4,900,000	3,838,121
Series A, 6.7%, 3/1/2011	100,000	100,243
California, Hospital & Healthcare Revenue, Statewide Community Development Authority, 6.0%, 6/1/2010 (a)	1,000,000	1,097,920
California, Housing Finance Agency Revenue, AMT, Series G, 5.7%, 2/1/2007 (a)	500,000	508,240
California, Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2022	2,600,000	2,882,438
California, Resource Recovery Revenue, Tobacco Securitization Authority, Series A, 5.375%, 6/1/2041	5,000,000	5,433,400
California, Senior Care Revenue, Statewide Community Development Authority, ETM, 5.6%, 11/15/2013	4,750,000	5,180,730
California, Senior Care Revenue, Statewide Community Development Authority, California Lutheran Homes, ETM, 5.5%, 11/15/2008	1,155,000	1,192,249
California, Single Family Housing Revenue, Housing Finance Agency, AMT, Series G, 5.8%, 2/1/2008 (a)	1,330,000	1,358,528
California, Single Family Housing Revenue, Mortgage Finance Authority, AMT, Series B, 7.3%, 6/1/2031	65,000	65,546
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.5%, 6/1/2043	9,950,000	11,038,928
Series B, 5.625%, 6/1/2038	13,655,000	15,256,868
Series 2003-A-1, 6.75%, 6/1/2039	16,750,000	18,888,975
California, State Agency General Obligation Lease, Public Works Board, Department of Corrections:
Series A, 7.4%, 9/1/2010 (a)	1,000,000	1,161,030
Series A-2, 7.4%, 9/1/2010	3,365,000	3,882,773
California, State Agency Revenue Lease, Public Works Bond, Regents University, Series A, 5.25%, 6/1/2014 (a)	2,575,000	2,848,903
California, State Department of Water Resources Revenue, Central Valley Project, Series AD, 5.0%, 12/1/2018 (a)	1,300,000	1,408,576
California, State Department of Water Resources, Power Supply Revenue, Series C-1, 3.22%*, 5/1/2022, Dexia Credit Local (c)	200,000	200,000
California, State General Obligation:
Series C-4, 3.15%*, 5/1/2033, Landesbank Hessen-Thuringen (c)	200,000	200,000
5.0%, 2/1/2013	1,250,000	1,329,562
5.0%, 3/1/2017	4,850,000	5,239,697
5.125%, 4/1/2024	7,400,000	7,862,574
5.25%, 12/1/2019	1,000,000	1,059,170
5.5%, 3/1/2016	9,000,000	9,817,290
5.875%, 10/1/2019	1,075,000	1,163,967
Prerefunded, 5.875%, 10/1/2019	8,925,000	9,749,402
6.5%, 9/1/2010	1,305,000	1,461,078
California, State Public Works Board Lease Revenue, University of California Projects, Series F, 5.0%, 11/1/2018	5,405,000	5,762,919
California, State University Revenue:
Series C, 5.0%, 11/1/2019 (a)	3,000,000	3,252,360
Series A, 5.0%, 11/1/2024 (a)	5,000,000	5,313,100
Series A, 5.25%, 11/1/2021 (a)	3,090,000	3,344,091
California, Statewide Communities Development Authority, Certificates of Participation, 6.0%, 8/15/2017 (a)	1,000,000	1,091,930
California, University of California Revenues, Series F, 5.0%, 5/15/2019 (a)	2,000,000	2,151,540
California, Water & Sewer Revenue, Series W, 5.5%, 12/1/2014 (a)	12,000,000	13,610,280
California, Water & Sewer Revenue, Department of Water Research Center Valley Project, Series X, 5.5%, 12/1/2017 (a)	5,500,000	6,310,370
California, Water & Sewer Revenue, Metropolitan Water District of Southern California:
Series A, 5.25%, 7/1/2014	5,210,000	5,669,835
Series A, 5.25%, 3/1/2017	7,300,000	7,960,431
Capistrano, CA, School District General Obligation, Unified School District, Improvement District No. 1, Series A, 6.25%, 8/1/2018 (a)	1,000,000	1,122,690
Carlsbad, CA, School District General Obligation, Unified School District, Zero Coupon, 11/1/2018 (a)	3,050,000	1,779,156
Castaic Lake, CA, Water & Sewer Revenue, Water System Improvement Project, Series A, 7.25%, 8/1/2007 (a)	1,000,000	1,053,320
Center, CA, School District General Obligation, Unified School District, Series C, Zero Coupon, 9/1/2014 (a)	2,240,000	1,602,810
Chabot-Las Positas, CA, Community College District, Election of 2004:
Series A, 5.0%, 8/1/2023 (a)	4,445,000	4,735,570
Series A, 5.0%, 8/1/2024 (a)	4,635,000	4,924,409
Chino Basin, CA, Water & Sewer Revenue, Regional Financing Authority, 5.9%, 8/1/2011 (a)	1,290,000	1,441,188
Contra Costa County, CA, GNMA Mortgage Backed Securities Program, AMT, ETM, 7.75%, 5/1/2022	2,715,000	3,614,452
Corona, CA, Sales & Tax Revenue, Community Facilities District, Series 90-1-A, 5.5%, 9/1/2015 (a)	9,240,000	10,335,772
Corona-Norco, CA, Sales & Tax Revenue, Unified School District Public Financing Authority, Series A, 5.75%, 9/1/2014 (a)	2,750,000	2,837,120
Del Mar, CA, Project Revenue, Race Track Authority, 6.0%, 8/15/2006	400,000	404,688
Dry Creek, CA, School District General Obligation, Joint Elementary School District:
Series A, Zero Coupon, 8/1/2016 (a)	555,000	361,755
Series A, Zero Coupon, 8/1/2021 (a)	1,920,000	979,680
Series A, Zero Coupon, 5/1/2022 (a)	1,385,000	682,874
Encinitas, CA, State General Obligation, Unified School District, Zero Coupon, 8/1/2017 (a)	4,000,000	2,480,600
Escondido, CA, School District General Obligation, Unified High School District:
Zero Coupon, 5/1/2015 (a)	3,165,000	2,187,490
Zero Coupon, 5/1/2016 (a)	3,335,000	2,193,563
ETM, Zero Coupon, 11/1/2017 (a) (b)	5,500,000	3,401,695
Zero Coupon, 11/1/2018 (a)	4,605,000	2,686,235
Escondido, CA, Unified High School District, ETM, Zero Coupon, 11/1/2020 (a)	7,000,000	3,722,460
Foothill, CA:
ETM, Zero Coupon, 1/1/2018 (a)	10,000,000	6,105,700
ETM, Zero Coupon, 1/1/2020 (a)	10,000,000	5,512,000
Series A, Prerefunded, 7.15%, 1/1/2013	975,000	1,125,959
Foothill, CA, Eastern Corridor Agency, Series A, ETM, Zero Coupon, 1/1/2020	6,100,000	3,362,320
Foothill, CA, School District General Obligation, Zero Coupon, 8/1/2016 (a)	4,755,000	3,089,228
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Step-up Coupon, 0% to 7/15/2009, 5.8% to 1/15/2020 (a)	6,500,000	6,141,720
Step-up Coupon, 0% to 7/15/2009, 5.875% to 1/15/2026	5,000,000	4,403,100
Zero Coupon, 1/15/2017 (a)	5,975,000	3,515,809
Zero Coupon, 1/15/2018 (a)	6,250,000	3,474,937
Zero Coupon, 1/15/2025	10,000,000	3,451,500
Series A, Prerefunded, 6.0%, 1/1/2016	6,000,000	6,583,140
Series A, Prerefunded, 7.1%, 1/1/2011	6,000,000	6,918,240
Series A, Prerefunded, 7.15%, 1/1/2014	2,875,000	3,320,136
Fremont, CA, Certificates of Participation, Capital Improvement Financing Project, 3.15%*, 8/1/2030, Scotiabank (c)	150,000	150,000
Fresno, CA, School District General Obligation, Unified School District:
Series A, 6.4%, 8/1/2016 (a)	2,000,000	2,357,880
Series C, 5.9%, 2/1/2017 (a)	1,760,000	2,069,443
Grossmont, CA, Union High School District, Election of 2004, 5.375%, 8/1/2017 (a)	2,840,000	3,125,960
Healdsburg, CA, School District General Obligation, Unified School District, Zero Coupon, 7/15/2014 (a)	400,000	287,940
Las Virgenes, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 11/1/2013 (a)	2,150,000	1,598,804
Series A, Zero Coupon, 11/1/2014 (a)	1,050,000	744,251
Series A, Zero Coupon, 11/1/2015 (a)	1,275,000	860,383
Zero Coupon, 11/1/2016 (a)	1,500,000	961,980
Long Beach, CA, Bond Finance Authority Revenue, Redevelopment Housing & Gas Utilities Financing, Series A-1, 5.0%, 8/1/2025 (a)	2,300,000	2,429,996
Long Beach, CA, Port Authority Revenue, AMT:
Series A, 5.75%, 5/15/2016	12,570,000	13,543,672
Series A, 6.0%, 5/15/2017 (a)	1,500,000	1,727,475
Series A, 6.0%, 5/15/2018 (a)	4,000,000	4,642,640
Los Angeles County, CA, Core City General Obligation Lease, Convention and Exhibition Center Authority, Series A, 6.125%, 8/15/2011 (a)	1,000,000	1,128,440
Los Angeles County, CA, General Obligation Lease, Disney Parking Project, Zero Coupon, 3/1/2008	2,780,000	2,576,059
Los Angeles, CA, Airport Revenue, AMT:
Series A, 5.5%, 8/1/2014 (a)	6,895,000	7,484,591
Series B, 5.5%, 8/1/2016 (a)	6,500,000	6,975,995
Los Angeles, CA, Core City General Obligation Lease, General Services, State Building Authority, Series A, 5.6%, 5/1/2008	7,000,000	7,299,250
Los Angeles, CA, Pollution Control Revenue, 6.0%, 6/1/2021 (a)	2,000,000	2,454,700
Los Angeles, CA, Port Authority Revenue, Harbor Revenue, AMT, Series B, 6.25%, 8/1/2026 (a)	2,320,000	2,370,158
Los Angeles, CA, State General Obligation:
5.5%, 7/1/2014 (a)	14,340,000	15,837,526
Series E, 5.5%, 7/1/2017 (a)	5,000,000	5,544,550
Los Angeles, CA, Transportation/Tolls Revenue, Series B, 5.25%, 7/1/2015 (a)	11,800,000	12,841,468
Los Angeles, CA, Union School District, Series A, 5.375%, 7/1/2018 (a)	1,030,000	1,146,627
Los Angeles, CA, Union School District, General Obligation, 5.625%, 7/1/2018 (a)	4,990,000	5,452,323
Lucia Mar, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2016 (a)	1,000,000	650,480
Merced, CA, School District General Obligation, High School District:
Series A, Zero Coupon, 8/1/2014 (a)	2,045,000	1,464,568
Series A, Zero Coupon, 8/1/2015 (a)	2,090,000	1,425,422
Series A, Zero Coupon, 8/1/2016 (a)	2,140,000	1,387,769
Midpeninsula Regional Open Space District, CA, Other General Obligation Lease, Zero Coupon, 9/1/2020 (a)	1,190,000	634,663
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, AMT, Series A, 7.375%, 9/1/2027	3,760,000	3,926,718
Modesto, CA, General Obligation Lease, Community Project, Series A, 5.6%, 11/1/2014 (a)	1,370,000	1,555,265
Montebello, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2013 (a)	1,945,000	1,465,694
Moreno Valley, CA, Special Assessment Revenue, Towngate Community Facilities District, Special Tax:
6.5%, 12/1/2009	3,025,000	3,042,878
7.125%, 10/1/2023	2,810,000	2,816,041
Murrieta Valley, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 9/1/2016 (a)	2,500,000	1,615,275
Northern California, Power Agency, Prerefunded, 7.0%, 7/1/2016	210,000	264,438
Oakland, CA, Port Authority Revenue, AMT, 5.75%, 11/1/2014 (a)	2,500,000	2,673,675
Palmdale, CA, School District General Obligation, School Building Project, Zero Coupon, 10/1/2019 (a)	1,420,000	781,753
Pomona, CA, Unified School District, Series B, ETM, 6.25%, 8/1/2014 (a)	1,020,000	1,207,731
Redondo Beach, CA, Project Revenue, South Bay Center Redevelopment Project:
7.0%, 7/1/2016	1,000,000	1,027,500
7.125%, 7/1/2026	2,000,000	2,054,680
Redwood City, CA, School District General Obligation, Elementary School District, Zero Coupon, 8/1/2017 (a)	1,635,000	1,012,817
Richmond, CA, Other General Obligation Lease, Joint Powers Finance Authority:
5.875%, 9/1/2006	135,000	135,404
6.6%, 9/1/2016	1,000,000	1,025,270
Richmond, CA, Water & Sewer Revenue, Zero Coupon, 8/1/2020 (a)	2,495,000	1,335,474
Riverside County, CA, Hospital & Healthcare Revenue, Asset Leasing Corp.:
Zero Coupon, 6/1/2015 (a)	1,750,000	1,185,835
Zero Coupon, 6/1/2016 (a)	2,395,000	1,541,470
Sacramento County, CA, Resource Recovery Revenue, Sanitation District Financing Authority, Series A, 6.0%, 12/1/2014	5,000,000	5,580,500
Sacramento County, CA, Sales & Special Tax Revenue, Community Facilities District No. 1:
5.5%, 12/1/2010	1,085,000	1,126,599
6.0%, 9/1/2011	850,000	884,349
6.125%, 9/1/2014	605,000	628,916
6.3%, 9/1/2021	1,500,000	1,551,600
Sacramento, CA, Electric Revenue, Municipal Utility District:
Series K, 5.75%, 7/1/2018 (a) (b)	5,170,000	6,074,595
Series G, 6.5%, 9/1/2013 (a)	1,270,000	1,461,021
Sacramento, CA, Electric Revenue, Power Authority, Cogeneration Project, 6.0%, 7/1/2022 (a)	5,000,000	5,145,450
Sacramento, CA, Other General Obligation Lease, City Financing Authority:
Series B, 5.0%, 11/1/2014	4,200,000	4,481,274
Series A, 5.4%, 11/1/2020 (a)	5,000,000	5,714,100
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	10,000,000	10,418,600
Sacramento, CA, Sales & Special Tax Revenue, Finance Authority, Series B, Zero Coupon, 11/1/2016 (a)	2,685,000	1,730,966
Saddleback Valley, CA, Sales & Special Tax Revenue, Unified School District, Public Financing Authority:
Series A, 6.0%, 9/1/2013 (a)	1,000,000	1,151,350
Series A, 6.0%, 9/1/2014 (a)	2,195,000	2,548,110
Series A, 6.0%, 9/1/2015 (a)	1,000,000	1,168,790
Salinas, CA, Other General Obligation Lease, Capital Improvement Projects, Series A, 5.625%, 10/1/2017	2,000,000	2,108,940
Salinas, CA, School District General Obligation, Series A, 5.375%, 6/1/2022 (a) (b)	2,700,000	2,944,215
San Bernardino, CA, County General Obligation, Medical Center Financing Project:
5.5%, 8/1/2017 (a) (b)	3,965,000	4,399,524
6.0%, 8/1/2009 (a)	3,000,000	3,184,140
San Bernardino, CA, Other Revenue Lease:
Series A, 5.25%, 11/1/2013 (a)	3,115,000	3,414,570
Series A, 5.25%, 11/1/2014 (a)	2,330,000	2,562,790
San Bruno Park, CA, School District, General Obligation:
Zero Coupon, 8/1/2014 (a)	1,010,000	723,332
Zero Coupon, 8/1/2016 (a)	1,000,000	648,490
Zero Coupon, 8/1/2017 (a)	1,000,000	617,380
Zero Coupon, 8/1/2019 (a)	1,100,000	613,250
San Diego CA, School District General Obligation, 5.25%, 7/1/2018 (a)	1,600,000	1,763,264
San Diego, CA, School District General Obligation, Election of 1998:
Series B, 6.0%, 7/1/2019 (a)	3,350,000	4,039,229
Series B, 6.05%, 7/1/2018 (a)	770,000	925,116
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Revenue:
5.25%, 7/1/2016 (a)	305,000	329,705
Prerefunded, 5.25%, 7/1/2016 (a)	845,000	917,078
San Francisco, CA, Core City General Obligation, 5.375%, 6/15/2017 (a)	1,540,000	1,674,658
San Joaquin Hills, CA, Transportation Corridor Agency:
ETM, Zero Coupon, 1/1/2010	1,500,000	1,308,855
ETM, Zero Coupon, 1/1/2014	3,680,000	2,707,928
ETM, 7.4%, 1/1/2007	6,000,000	6,204,480
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency:
Series A, Zero Coupon, 1/15/2015 (a)	12,065,000	8,442,484
Series A, Zero Coupon, 1/15/2016 (a)	3,485,000	2,322,230
Series A, Zero Coupon, 1/15/2017 (a)	3,965,000	2,514,444
Series A, Zero Coupon, 1/15/2018 (a)	2,640,000	1,594,402
Series A, Zero Coupon, 1/15/2019 (a)	3,185,000	1,825,101
San Jose, CA, School District General Obligation, Santa Clara County, Series D, 5.25%, 8/1/2016 (a)	3,060,000	3,326,893
San Jose, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2015 (a)	2,570,000	1,757,649
Series A, Zero Coupon, 8/1/2017 (a)	1,350,000	836,271
San Juan, CA, San Juan Project, Series D, ETM, 6.75%, 7/1/2020 (a)	1,835,000	2,206,991
San Ysidro, CA, School District General Obligation, 6.125%, 8/1/2021 (a)	1,400,000	1,631,672
Santa Ana, CA, Other General Obligation, Police Administration and Holding Facility, Series A, 6.25%, 7/1/2024 (a)	2,000,000	2,502,020
Santa Barbara, CA, High School District, Election 2000, Series B, 5.0%, 8/1/2029 (a)	6,430,000	6,775,291
Santa Clara County, CA, Hospital & Healthcare Revenue, Financing Authority, VMC Replacement Project, Series A, 7.75%, 11/15/2008 (a)	3,250,000	3,607,955
Santa Cruz County, CA, County General Obligation Lease, Capital Facilities Project:
5.5%, 9/1/2017 (a)	1,005,000	1,144,142
5.5%, 9/1/2018 (a)	1,060,000	1,215,852
5.6%, 9/1/2019 (a)	1,115,000	1,296,611
5.6%, 9/1/2020 (a)	1,180,000	1,381,308
5.65%, 9/1/2024 (a)	1,445,000	1,722,035
5.65%, 9/1/2025 (a)	1,520,000	1,817,175
5.65%, 9/1/2026 (a)	1,605,000	1,924,074
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority:
Series B, 7.25%, 8/1/2012 (a)	3,675,000	4,433,263
Series B, 7.25%, 8/1/2013 (a)	3,400,000	4,181,490
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority 1-2-2A and 8, Series A, 7.25%, 8/1/2006 (a)	465,000	472,682
Santaluz, CA, Sales & Special Tax Revenue, Santaluz Community Facilities No. 2:
6.25%, 9/1/2021	1,995,000	2,059,119
6.375%, 9/1/2030	4,965,000	5,133,959
Southern California, Electric Revenue, Public Power Authority, Power Project, 6.75%, 7/1/2010	6,000,000	6,687,900
Southern California, Electric Revenue, Public Power Authority, Transmission Project, Zero Coupon, 7/1/2015	2,000,000	1,341,620
Southern California, Metropolitan Water District, Waterworks Revenue:
Series A, 5.75%, 7/1/2021	1,120,000	1,328,130
Series A, ETM, 5.75%, 7/1/2021	880,000	1,015,740
Series C-2, 3.12%*, 7/1/2030	1,000,000	1,000,000
Tahoe Truckee, CA, School District General Obligation, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022 (a)	3,600,000	1,755,684
Temple City, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2015 (a)	1,250,000	854,888
Ukiah, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2016 (a)	2,000,000	1,302,280
West Covina, CA, Sales & Special Tax Revenue, Fashion Plaza, 5.75%, 9/1/2009	865,000	916,883
		676,559,720
Puerto Rico 6.9%
Commonwealth of Puerto Rico, Infrastructure Financing Authority, Series C, 5.5%, 7/1/2015 (a)	1,165,000	1,320,924
Puerto Rico, Electric Revenue, Electric Power Authority:
Series JJ, 5.375%, 7/1/2017 (a)	10,605,000	11,980,362
Series KK, 5.5%, 7/1/2016 (a)	10,000,000	11,419,100
Puerto Rico, Industrial Development Revenue, Industrial Tourist Educational, Medical & Environmental Central Facilities:
Series A, 5.625%, 7/1/2015 (a)	2,190,000	2,379,961
Series A, 5.625%, 7/1/2016 (a)	2,215,000	2,408,990
5.625%, 7/1/2017 (a)	2,345,000	2,534,664
Puerto Rico, Municipal Finance Agency, Series A, 5.25%, 8/1/2023	3,900,000	4,206,423
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series A, ETM, 6.25%, 7/1/2013 (a)	1,000,000	1,163,620
Puerto Rico, Sales & Special Tax Revenue, Commonwealth Infrastructure Finance Authority, Series A, 5.5%, 10/1/2020	2,000,000	2,187,520
Puerto Rico, Sales & Special Tax Revenue, Highway and Transportation Authority:
Series Z, 6.0%, 7/1/2018 (a)	7,250,000	8,702,102
Series Z, 6.25%, 7/1/2014 (a)	1,000,000	1,174,860
Series A, 6.25%, 7/1/2016 (a)	750,000	904,095
Puerto Rico, State General Obligation:
5.5%, 7/1/2015 (a)	3,665,000	4,155,523
5.65%, 7/1/2015 (a)	1,000,000	1,141,910
6.5%, 7/1/2015 (a)	4,000,000	4,840,600
		60,520,654
Virgin Islands 1.0%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	7,500,000	8,333,925
Total Municipal Bonds and Notes (Cost $680,053,575)		745,414,299

Municipal Inverse Floating Rate Notes 14.0%
California 10.2%
Big Bear Lake, CA, Water & Sewer Revenue:
Rites-PA 597B, Series A, 144A, 8.578%, 4/1/2015, Leverage Factor at purchase date: 2 to 1 (a)	6,750,000	9,467,280
Rites-PA 597A, Series B, 144A, 8.595%, 10/1/2010, Leverage Factor at purchase date: 2 to 1 (a)	1,700,000	2,200,786
California, Electric Revenue, Department Water Supply, Series 309, 144A, 7.31%, 5/1/2018, Leverage Factor at purchase date: 3 to 1 (a)	7,500,000	9,118,950
California, State Department Water Resources Revenue, Series 1156-2, 35.305%, 12/1/2018, Leverage Factor at purchase date: 8 to 1 (a)	500,000	1,335,250
California, State Economic Recovery, Rites-PA 1262, 144A, 6.55%, 1/1/2012, Leverage Factor at purchase date: 2 to 1 (a)	7,650,000	8,991,198
Long Beach, CA, Sales & Special Tax Revenue:
Rites-PA 651A, 144A, AMT, 8.587%, 11/15/2012, Leverage Factor at purchase date: 2 to 1 (a)	4,215,000	5,430,227
Rites-PA 651B, 144A, AMT, 8.587%, 5/15/2015, Leverage Factor at purchase date: 2 to 1 (a)	5,300,000	7,048,788
Los Angeles, CA, Higher Education Revenue, Unified School District, Rites-PA 117, 144A, 7.03%, 1/1/2011, Leverage Factor at purchase date: 2 to 1 (a)	3,125,000	3,698,437
Los Angeles, CA, School District General Obligation Lease, Unified School District:
Rites-PA 589A, 144A, 8.578%, 7/1/2009, Leverage Factor at purchase date: 2 to 1 (a)	3,170,000	4,050,563
Rites-PA 589B, 144A, 8.578%, 7/1/2010, Leverage Factor at purchase date: 2 to 1 (a)	1,485,000	1,942,157
Rites-PA 589C, 144A, 8.578%, 7/1/2011, Leverage Factor at purchase date: 2 to 1 (a)	2,910,000	3,865,178
Rites-PA 589D, 144A, 8.578%, 1/1/2012, Leverage Factor at purchase date: 2 to 1 (a)	3,560,000	4,809,240
Los Angeles, CA, State General Obligation, Sanitation Distribution Financing Authority Revenue, Rites-PA 826, 144A, 6.59%, 10/1/2021, Leverage Factor at purchase date: 3 to 1 (a)	5,950,000	6,784,725
Pasadena, CA, Unified School District:
Series 1159, 35.305%, 11/1/2018, Leverage Factor at purchase date: 7 to 1 (a)	300,000	902,280
Series 1159, 35.305%, 11/1/2019, Leverage Factor at purchase date: 7 to 1 (a)	200,000	591,040
San Francisco, CA, Airport Revenue:
Rites-PA 662B, 8.068%, 5/1/2012, Leverage Factor at purchase date: 2 to 1 (a)	1,285,000	1,485,383
Rites-PA 662C, 8.068%, 5/1/2013, Leverage Factor at purchase date: 2 to 1 (a)	1,365,000	1,584,424
Rites-PA 662I, 8.068%, 5/1/2013, Leverage Factor at purchase date: 2 to 1 (a)	1,535,000	1,781,751
Rites-PA 662E, 8.087%, 5/1/2015, Leverage Factor at purchase date: 2 to 1 (a)	1,530,000	1,767,731
Rites-PA 662H, 8.088%, 5/1/2012, Leverage Factor at purchase date: 2 to 1 (a)	1,445,000	1,670,333
Rites-PA 662F, 8.318%, 5/1/2016, Leverage Factor at purchase date: 2 to 1 (a)	1,625,000	1,899,528
Rites-PA 662A, 8.568%, 5/1/2011, Leverage Factor at purchase date: 2 to 1 (a)	1,080,000	1,276,258
Rites-PA 662G, 8.59%, 5/1/2011, Leverage Factor at purchase date: 2 to 1 (a)	1,365,000	1,613,048
Rites-PA 662D, 8.742%, 5/1/2014, Leverage Factor at purchase date: 2 to 1 (a)	1,445,000	1,677,284
San Jose, CA, Redevelopment Agency Tax Allocation, Series 1005, 35.21%, 2/1/2013, Leverage Factor at purchase date: 8 to 1 (a)	1,000,000	2,532,600
Southern California, Public Power Authority Project Revenue, Series 374-1, 23.9%, 1/1/2016, Leverage Factor at purchase date: 6 to 1 (a)	1,000,000	2,176,890
		89,701,329
Puerto Rico 3.8%
Puerto Rico, Electric Revenue, Electric Power Authority, Rites-PA 1044, 144A, 12.26%, 7/1/2012, Leverage Factor at purchase date: 3 to 1 (a)	6,250,000	9,596,000
Puerto Rico, Sales & Special Tax Revenue, Rites-PA 620B, 144A, 10.964%, 7/1/2011, Leverage Factor at purchase date: 2 to 1 (a)	5,000,000	6,586,700
Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency:
Rites-PA 944B, 144A, 7.647%, 7/1/2016, Leverage Factor at purchase date: 2 to 1 (a)	6,625,000	8,801,179
Rites-PA 645B, 144A, 8.10%, 8/1/2013, Leverage Factor at purchase date: 2 to 1 (a)	2,395,000	2,797,288
Rites-PA 645C, 144A, 8.397%, 8/1/2014, Leverage Factor at purchase date: 2 to 1 (a)	2,500,000	2,939,950
Rites-PA 645D, 144A, 8.647%, 8/1/2015, Leverage Factor at purchase date: 2 to 1 (a)	2,225,000	2,634,400
		33,355,517
Total Municipal Inverse Floating Rate Notes (Cost $107,894,168)		123,056,846
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $787,947,743)+	99.0	868,471,145
Other Assets and Liabilities, Net	1.0	9,054,170
Net Assets	100.0	877,525,315

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of February 28, 2006.

+ The cost for federal income tax purposes was $787,545,611. At February 28, 2006, net unrealized appreciation for all securities based on tax cost was $80,925,534. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $81,427,652 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $502,118.

(a) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	7.1
Financial Guaranty Insurance Company	10.4
Financial Security Assurance, Inc.	14.4
MBIA Corporation	28.5
Radian Asset Assurance, Inc.	1.3
XL Capital Assurance, Inc.	1.4

(b) All or a portion of these securities represent collateral held in connection with open interest rate swaps.

(c) Security incorporates a letter of credit from a major bank

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

The accompanying notes are an integral part of the financial statements.

At February 28, 2006, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
4/12/2006 4/12/2015	25,000,000[1]	Fixed — 3.8%	Floating — BMA	(108,245)
8/16/2006 8/16/2015	24,400,000[2]	Fixed — 3.832%	Floating — BMA	(130,064)
8/16/2006 8/16/2015	26,700,000[7]	Fixed — 3.838%	Floating — BMA	(153,857)
8/23/2006 8/23/2015	33,600,000[4]	Fixed — 3.778%	Floating — BMA	(41,724)
6/13/2006 6/13/2016	9,250,000[5]	Fixed — 4.504%	Floating — LIBOR	419,280
8/23/2006 8/23/2019	30,100,000[5]	Fixed — 3.826%	Floating — BMA	(39,556)
7/18/2006 1/18/2018	18,750,000[6]	Fixed — 4.872%	Floating — LIBOR	340,832
7/25/2006 1/24/2018	18,700,000[4]	Fixed — 4.945%	Floating — LIBOR	225,000
7/27/2006 1/30/2018	9,500,000[6]	Fixed — 5.09%	Floating — LIBOR	(2,230)
6/22/2006 6/22/2019	7,000,000[3]	Fixed — 4.577%	Floating — LIBOR	339,230
7/18/2006 7/18/2019	11,750,000[2]	Fixed — 4.798%	Floating — LIBOR	316,664
Total net unrealized appreciation on open interest rate swaps				1,165,330

Counterparties:

[1] Morgan Stanley

[2] Citigroup Global Markets, Inc.

[3] JPMorgan Securities, Inc.

[4] Merrill Lynch, Pierce, Fenner & Smith, Inc.

[5] Lehman Brothers

[6] Goldman Sachs & Co.

[7] Chase Securities, Inc.

BMA: Represents the Bond Market Association

LIBOR: Represents the London InterBank Offered Rate

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2006 (Unaudited)
Assets
Investments in securities, at value (cost $787,947,743)	$ 868,471,145
Receivable for investments sold	60,000
Interest receivable	10,180,117
Receivable for Fund shares sold	33,690
Unrealized appreciation on interest rate swaps	1,165,330
Other assets	51,847
Total assets	879,962,129
Liabilities
Due to custodian bank	7,091
Dividends payable	660,082
Payable for Fund shares redeemed	1,034,210
Accrued management fee	400,226
Other accrued expenses and payables	335,205
Total liabilities	2,436,814
Net assets, at value	$ 877,525,315
Net Assets
Net assets consist of: Undistributed net investment income	518,450
Net unrealized appreciation (depreciation) on: Investments	80,523,402
Interest rate swaps	1,165,330
Accumulated net realized gain (loss)	(6,294,343)
Paid-in capital	801,612,476
Net assets, at value	$ 877,525,315

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($600,760,168 ÷ 79,609,921 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.55
Maximum offering price per share (100 ÷ 95.5 of $7.55)	$ 7.91

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,386,654 ÷ 1,241,528 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 7.56

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,984,309 ÷ 1,198,004 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 7.50
Class S Net Asset Value, offering and redemption price(a) per share ($258,394,184 ÷ 34,299,241 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.53

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2006 (Unaudited)
Investment Income
Income: Interest	$ 22,569,696
Expenses: Management fee	2,321,387
Distribution service fees	725,810
Services to shareholders	224,525
Custodian fees	11,405
Auditing	24,349
Legal	18,066
Trustees' fees and expenses	23,861
Reports to shareholders	31,760
Registration fees	28,984
Other	57,033
Total expenses before expense reductions	3,467,180
Expense reductions	(18,721)
Total expenses after expense reductions	3,448,459
Net investment income (loss)	19,121,237
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	343,574
Interest rate swaps	3,457,359
3,800,933
Net unrealized appreciation (depreciation) during the period on: Investments	(15,580,629)
Interest rate swaps	4,574,911
(11,005,718)
Net gain (loss) on investment transactions	(7,204,785)
Net increase (decrease) in net assets resulting from operations	$ 11,916,452

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2006 (Unaudited)	Year Ended August 31, 2005
Operations: Net investment income	$ 19,121,237	$ 40,791,053
Net realized gain (loss) on investment transactions	3,800,933	(6,394,648)
Net unrealized appreciation (depreciation) during the period on investment transactions	(11,005,718)	11,042,682
Net increase (decrease) in net assets resulting from operations	11,916,452	45,439,087
Distributions to shareholders from: Net investment income: Class A	(12,847,242)	(27,673,860)
Class B	(171,939)	(471,524)
Class C	(156,827)	(313,003)
Class S	(5,855,872)	(12,591,246)
Fund share transactions: Proceeds from shares sold	22,216,589	32,846,195
Reinvestment of distributions	12,038,384	26,080,368
Cost of shares redeemed	(57,721,426)	(112,054,536)
Redemption fees	159	661
Net increase (decrease) in net assets from Fund share transactions	(23,466,294)	(53,127,312)
Increase (decrease) in net assets	(30,581,722)	(48,737,858)
Net assets at beginning of period	908,107,037	956,844,895
Net assets at end of period (including undistributed net investment income of $518,450 and $429,093, respectively)	$ 877,525,315	$ 908,107,037

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 7.61	$ 7.57	$ 7.42	$ 7.66	$ 7.60	$ 7.30
Income (loss) from investment operations: Net investment income	.16	.33	.33	.34	.34	.35
Net realized and unrealized gain (loss) on investment transactions	(.06)	.04	.15	(.24)	.05	.30
Total from investment operations	.10	.37	.48	.10	.39	.65
Less distributions from: Net investment income	(.16)	(.33)	(.33)	(.34)	(.33)	(.35)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 7.55	$ 7.61	$ 7.57	$ 7.42	$ 7.66	$ 7.60
Total Return (%)[c]	1.34**	5.01	6.59	1.27	5.43	9.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	601	617	652	677	720	753
Ratio of expenses before expense reductions (%)	.83*	.83	.81	.79	.81	.88[d]
Ratio of expenses after expense reductions (%)	.83*	.83	.81	.79	.81	.87[d]
Ratio of net investment income (%)	4.31*	4.34	4.42	4.40	4.55	4.69
Portfolio turnover rate (%)	41*	23	25	33	24	26

[a] For the six months ended February 28, 2006 (Unaudited).

[b] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 4.54% to 4.55%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .87% and .86%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended August 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 7.62	$ 7.58	$ 7.43	$ 7.67	$ 7.61	$ 7.31
Income (loss) from investment operations: Net investment income	.13	.28	.28	.27	.28	.29
Net realized and unrealized gain (loss) on investment transactions	(.06)	.04	.15	(.24)	.05	.30
Total from investment operations	.07	.32	.43	.03	.33	.59
Less distributions from: Net investment income	(.13)	(.28)	(.28)	(.27)	(.27)	(.29)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 7.56	$ 7.62	$ 7.58	$ 7.43	$ 7.67	$ 7.61
Total Return (%)[c]	1.00d**	4.17[d]	5.94[d]	.40	4.51	8.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	10	16	24	30	33
Ratio of expenses before expense reductions (%)	1.71*	1.69	1.63	1.65	1.65	1.70[e]
Ratio of expenses after expense reductions (%)	1.51*	1.51	1.52	1.65	1.65	1.69[e]
Ratio of net investment income (%)	3.63*	3.66	3.71	3.54	3.71	3.87
Portfolio turnover rate (%)	41*	23	25	33	24	26

[a] For the six months ended February 28, 2006 (Unaudited).

[b] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.70% to 3.71%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.69%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended August 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 7.56	$ 7.52	$ 7.37	$ 7.62	$ 7.55	$ 7.26
Income (loss) from investment operations: Net investment income	.13	.27	.28	.27	.27	.29
Net realized and unrealized gain (loss) on investment transactions	(.06)	.04	.14	(.25)	.06	.29
Total from investment operations	.07	.31	.42	.02	.33	.58
Less distributions from: Net investment income	(.13)	(.27)	(.27)	(.27)	(.26)	(.29)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 7.50	$ 7.56	$ 7.52	$ 7.37	$ 7.62	$ 7.55
Total Return (%)[c]	.98d**	4.26[d]	5.82[d]	.20	4.56	8.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	9	8	8	7	10
Ratio of expenses before expense reductions (%)	1.63*	1.64	1.60	1.69	1.69	1.72[e]
Ratio of expenses after expense reductions (%)	1.55*	1.55	1.56	1.69	1.69	1.69[e]
Ratio of net investment income (%)	3.59*	3.62	3.67	3.50	3.67	3.85
Portfolio turnover rate (%)	41*	23	25	33	24	26

[a] For the six months ended February 28, 2006 (Unaudited).

[b] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.66% to 3.67%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.69%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended August 31,	2006[a]	2005	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 7.59	$ 7.56	$ 7.42	$ 7.66	$ 7.60	$ 7.32
Income (loss) from investment operations: Net investment income	.17	.34	.35	.35	.35	.07
Net realized and unrealized gain (loss) on investment transactions	(.06)	.04	.15	(.24)	.05	.28
Total from investment operations	.11	.38	.50	.11	.40	.35
Less distributions from: Net investment income	(.17)	(.35)	(.36)	(.35)	(.34)	(.07)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 7.53	$ 7.59	$ 7.56	$ 7.42	$ 7.66	$ 7.60
Total Return (%)	1.45**	5.10	6.81	1.36	5.56	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	258	272	281	298	321	325
Ratio of expenses before expense reductions (%)	.62*	.62	.61	.68	.68	.70*
Ratio of expenses after expense reductions (%)	.62*	.62	.61	.68	.68	.68*
Ratio of net investment income (loss) (%)	4.52*	4.55	4.62	4.51	4.68	4.72*
Portfolio turnover rate (%)	41*	23	25	33	24	26

[a] For the six months ended February 28, 2006 (Unaudited).

[b] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 4.67% to 4.68%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from June 18, 2001 (commencement of operations of Class S shares) to August 31, 2001.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS California Tax-Free Income Fund (formerly Scudder California Tax-Free Income Fund) (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (formerly Scudder State Tax-Free Income Series) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The derivative debt instrument in which the Fund invests is a tender option bond trust (the "trust") established by a financial institution or broker consisting of underlying municipal obligations with relatively long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factors that can range from 2 to 10 times. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $5,383,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($1,959,000), August 31, 2009 ($1,301,000) and August 31, 2013 ($2,123,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2004 through August 31, 2005, the Fund incurred approximately $3,101,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2006.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended February 28, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $181,729,798 and $202,230,669, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.53% of the Fund's average daily net assets.

For the period September 1, 2005 through December 31, 2005, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses).

In addition to the contractual expense limitation described above, for the period September 1, 2005 through September 30, 2006, the Fund's Advisor, accounting agent, principal underwriter and administrator, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund's operating expenses at 1.51% and 1.55% for Class B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), also an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended February 28, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at February 28, 2006
Class A	$ 101,726	$ —	$ 55,627
Class B	5,723	5,723	—
Class C	1,810	1,810	—
Class S	38,226	—	20,429
	$ 147,485	$ 7,533	$ 76,056

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2006
Class B	$ 35,769	$ 4,595
Class C	32,929	4,369
	$ 68,698	$ 8,964

In addition, DWS-SDI provides information and administrative services ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for Class A, B and C shareholders. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at February 28, 2006	Annualized Effective Rate
Class A	$ 634,435	$ —	$ 84,935.21%
Class B	11,714	3,929	—	.16%
Class C	10,963	1,819	—	.21%
	$ 657,112	$ 5,748	$ 84,935

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2006 aggregated $12,591.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2006, the CDSC for Class B and C shares was $16,081 and $1,807, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2006, DWS-SDI received $16,076.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended February 28, 2006, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $11,880, all of which is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Reductions

For the six months ended February 28, 2006, the Advisor agreed to reimburse the Fund $5,202, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended February 28, 2006, the custodian fees were reduced by $238 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2006		Year Ended August 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,366,382	$ 17,745,295	2,584,578	$ 19,582,175
Class B	8,950	67,404	73,447	557,354
Class C	85,000	637,598	224,012	1,694,265
Class S	501,689	3,766,292	1,456,025	11,012,401
		$ 22,216,589		$ 32,846,195
Shares issued to shareholders in reinvestment of distributions
Class A	1,066,432	$ 8,014,603	2,291,107	$ 17,362,859
Class B	14,476	109,009	40,455	307,286
Class C	13,136	98,111	25,726	193,746
Class S	508,877	3,816,661	1,085,715	8,216,477
		$ 12,038,384		$ 26,080,368
Shares redeemed
Class A	(4,962,450)	$ (37,266,553)	(9,881,222)	$ (74,841,794)
Class B	(127,684)	(959,070)	(863,508)	(6,562,037)
Class C	(103,848)	(776,717)	(161,220)	(1,214,441)
Class S	(2,495,369)	(18,719,086)	(3,892,498)	(29,436,264)
		$ (57,721,426)		$ (112,054,536)
Redemption fees		$ 159		$ 661
Net increase (decrease)
Class A	(1,529,636)	$ (11,506,616)	(5,005,537)	$ (37,896,660)
Class B	(104,258)	(782,617)	(749,606)	(5,697,397)
Class C	(5,712)	(41,008)	88,518	673,570
Class S	(1,484,803)	(11,136,053)	(1,350,758)	(10,206,825)
		$ (23,466,294)		$ (53,127,312)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory. The Board noted the short-term relative underperformance of the Fund, and took into account the factors contributing to such performance, the Fund's favorable long-term performance, and steps being taken by the Advisor to improve performance.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for the Fund (including the effect of the Fund's then-current expense cap). The information provided to the Board showed that the Fund's management fee rate was above the median of the peer group, and that the Fund's total expense ratio was above the median but below the fourth quartile of the peer universe for Class A and B shares and below the median of the peer universe for Class C and S shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Advisor's obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board's consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. With respect to other comparable DWS Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board took into account the Advisor's commitment to cap total expenses through December 31, 2005.

Given that the Advisor's estimates of current expenses provided to the Board for Class B and C shares were impacted by the current expense caps, the Board recommended that the expense caps be extended through September 30, 2006 for Class B and C shares. On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's agreement to extend expense caps as recommended, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the Fund's management fee rate was above the median of the peer group and the total expense ratios for Class A and B shares were above the median of the peer universe, such management fee rate and total expense ratios (after the recommended expense cap) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of the services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprisewide profitability of the DWS organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included seven breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund and fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the DWS Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KCTAX	KCTBX	KCTCX
CUSIP Number	23337H-108	23337H-207	23337H-306
Fund Number	9	209	309
For shareholders of Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SDCSX
Fund Number	409

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael Colon
Michael Colon

President

Date:	April 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael Colon
Michael Colon

President

Date:	April 26, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 26, 2006